Revenue	6 Months Ended
Jun. 30, 2025
Revenue from contracts with customers [Abstract]
Revenue	Revenue
Disaggregated revenue
The following table summarizes the Group’s revenue from contracts with customers, disaggregated by the type of good or service and timing of transfer of control of such goods and services to customers during the six months ended 30 June 2025 and 2024:

	30 June
	2025	2024
Product revenue (point in time revenue recognition)	204,733	65,912
License revenue (point in time revenue recognition)	—	68,058
Performance revenue (point in time revenue recognition)	27,874	30,735
Development and other service revenue (over time revenue recognition)	73,397	70,885
	306,004	235,590
Performance revenue is disaggregated from license revenue as the Company reached significant performance milestones during the period.

Revenue from customers based on the geographic market in which the revenue is earned, which predominantly aligns with the rights conveyed to the Group’s customers pursuant to its out-license contracts, is as follows:

	30 June
	2025	2024
Europe	154,357	84,436
USA	138,422	103,983
Rest of World	13,225	47,171
	306,004	235,590

Reassessment of measure of progress
During the six months ended 30 June 2025, the Group reassessed its method for measuring progress toward satisfaction of performance obligations related to out-license contracts. Specifically, the Group transitioned from an input method to an output method for recognizing revenue associated with upfront payments and development milestones. This transition reflects updated expectations regarding the timing and value of goods and services transferred to customers, in light of evolving regulatory and operational developments. This has been accounted for prospectively as a change in estimate in accordance with IAS 8. The net effect in the six months ended 30 June 2025 resulted in an increase of $17.5 million in revenue related to development services.
Contract assets and liabilities
A reconciliation of the beginning and ending balances of contract assets and contract liabilities is shown in the table below:

	Contract Assets	Contract Liabilities
1 January 2025	90,014	96,701
Contract asset additions	5,474	—
Amounts transferred to trade receivables	(19,098)	—
Derecognition of contract liability	—	(4,157)
Customer prepayments	—	40,319
Revenue recognized	—	(67,923)
Foreign currency adjustment	2,344	8,307
30 June 2025	78,734	73,247
The net decrease in contract assets as of 30 June 2025 is due to transfer of amounts to trade receivables on the basis that the Group’s right to that consideration is no longer contingent on its performance which is offset by the revenue recognized when the performance obligation has been met. The net decrease in contract liabilities as of 30 June 2025 is due to revenue recognized when the performance obligation has been met which is offset by customer prepayments in advance of the Group's performance. As of 30 June 2025, $32.1 million and $46.7 million are recorded as non-current contract assets and current contract assets, respectively. Non-current contract assets will materialize over the next 2 to 3 years. As of 30 June 2025, $12.9 million and $60.3 million are recorded as non-current contract liabilities and current contract liabilities, respectively. Non-current contract liabilities will be recognized as revenue over the next 2 to 4 as either services are rendered or contractual milestones are achieved, depending on the performance obligation to which the payment relates.
Remaining performance obligations
Due to the long-term nature of the Group’s out-license contracts, the Group’s obligations pursuant to such contracts represent partially unsatisfied performance obligations at the end of the period. The revenues under existing out-license contracts with original expected durations of more than one year are estimated to be $363.2 million. The Group expects to recognize the majority of these revenues over the next 5 years.

Out-license agreements
Teva Pharmaceutical Industries Ltd. (Teva)
In August 2020, the Group entered into an exclusive strategic agreement with Teva for the commercialization in the United States for five of the Group’s biosimilar product candidates. The initial pipeline contains biosimilar candidates addressing multiple therapeutic areas. Under this agreement, the Group will be responsible for the development, registration and supply of the biosimilars, while Teva will be exclusively commercializing the products in the United States pursuant to an intellectual property license granted by the Group to Teva. This agreement was subsequently amended in June 2021, February 2023, and July 2023, for the exclusive commercialization of additional biosimilar products in the United States.
In connection with the agreement, Teva made upfront payments of $40 million up to 30 June 2025. The Group also received $70.0 million in development milestones, $20.0 million in milestones related to the first commercial sale and other sales target through 30 June 2025, and is entitled to receive up to an additional $500 million in development and sales target milestones. Subject to some limitations, as consideration for supply of product the Group will receive 40% of the value of Teva’s net sales of the products.

STADA Arzneimittel AG (Stada)
In November 2019, the Group entered into an exclusive strategic agreement with Stada for the commercialization of six biosimilar products in all key European markets and selected markets outside Europe. The initial pipeline contains biosimilar candidates aimed at treating autoimmunity, oncology, ophthalmology and inflammatory conditions. Under this agreement, the Group will be responsible for the development, registration and supply of the biosimilars, while Stada will be exclusively commercializing the products in the relevant territories pursuant to an intellectual property license granted by the Group to Stada.
Three product agreements were terminated in May 2023, resulting in repayment of €17.4 million and reversion of rights to the Group. Subsequent amendments expanded Stada’s commercial rights for the remaining three biosimilars to additional territories.
In connection with the agreement, Stada made an upfront payment of $6.7 million up to 30 June 2025. The Group also received $72.3 million in development milestones, $18.9 million in milestones related to the first commercial sale and other sales target through 30 June 2025, and is entitled to receive up to an aggregate of $16.5 million in development and sales target milestones. The Group is also expected to receive a royalty of approximately 40% of the estimated net selling price from Stada’s and its affiliates’ commercialization of the contracted biosimilar products.

Advanz Pharma Holdings (Advanz Pharma)
In February 2023, the Group entered into an exclusive strategic agreement with Advanz Pharma for the commercialization of one biosimilar in the European Economic Area, UK, Switzerland, Canada, Australia, and New Zealand. Under the agreement, the Group is responsible for development and supply, while Advanz Pharma handles registration and commercialization. The partnership was expanded in May 2023 to include five additional biosimilar products in Europe.
Further amendments in June 2024 and May 2025 extended the partnership to include five additional biosimilar products. Advanz Pharma holds exclusive commercialization rights in Europe, with semi-exclusive rights in Germany and France for two of the products.
In connection with the agreements, Advanz Pharma made upfront payments of $120.0 million up to 30 June 2025. The Group also received $41.2 million development milestone payments through 30 June 2025. Additionally, the Group is eligible to receive up to an additional $606.4 million in development and sales target milestones. The Group is also expected to receive a royalty of 40% of the estimated net selling price from Advanz Pharma’s and its affiliates’ commercialization of the contracted biosimilar products.